                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-4789

                            SCUDDER NEW ASIA FUND, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       06/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

SCUDDER NEW ASIA

FUND, INC.

Semiannual Report to Stockholders

June 30, 2005

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.

Scudder New Asia Fund, Inc.

Investment Objective and Policies

long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment Characteristics

a closed-end investment company investing in a broad spectrum of Asian companies and industries a vehicle for international diversification through participation in Asian stock markets

General Information

Executive Offices

Scudder New Asia Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site

www.ScudderNewAsia.com

or visit our Direct Link:

www.CEF.Scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Dechert LLP

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — SAF

Contents

Click Here Portfolio Management Review

Click Here Other Information

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Privacy Statement

Investments in funds involve risks. The fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

IIn the following interview, Lead Portfolio Manager Terrence Gray discusses the market environment, fund performance and his team's strategy in managing Scudder New Asia Fund during the six-month period ended June 30, 2005.

Q:  How did Asian stocks perform during the first half of 2005?

A:  The fund's benchmark — a blend of 75% MSCI All-Country Asia Free ex Japan Index and 25% MSCI Japan Index, returned 1.59% during the period. In comparison, the MSCI World Index returned -0.70%.1

1 The MSCI All-Country Asia Free ex Japan Index is an unmanaged, capitalization-weighted measure of stock markets in the Pacific region, excluding Japan.

The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

The MSCI World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East.

MSCI indices are calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates.

The indices assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The underperformance of the Asian markets was due largely to the weakness in Japanese stocks which produced a loss in the mid-single digits. The country's economy has yet to fully recover, as evidenced by the mixed nature of the data that was released during the period. While the consumer sector finally appears to be improving, industrial production remains subdued. Additionally, rising oil prices have taken a toll on Japan since it relies on imports to fulfill its energy needs.

Although Japan's market underperformed, the non-Japan Asian countries that make up the benchmark generally produced returns in the low- to mid-single digits. This part of the world has been in a "sweet spot" within the current global investment environment. Asia's economic growth continues to outpace the rest of the world, due in part to the continued expansion of its consumer sector. Growth in China — a driver for the entire region — has remained on track despite fears that the country's economy would slow. In addition, the US economy has continued to grow at a rate of approximately 3.25%, keeping the environment favorable for Asian exporters. On the corporate level, Asian companies continue to deliver robust earnings results that are outstripping the pace of earnings growth worldwide. Strong earnings, in turn, have contributed to the continued improvement in the health of the region's corporations, and this has translated into rising cash levels and relatively high dividend yields for many companies. Additionally, many Asian corporations are maturing into global companies with brand names that are recognizable worldwide. All of these factors have resulted in positive market performance largely because valuations in most Asian countries have been at levels that are attractive relative to both the global markets and to their own histories. And despite the gains of the past two-plus years, valuations have not become excessive due largely to the strength in corporate earnings growth.

Q:  How did the fund perform?

A:  The fund's total return based on its net asset value (NAV) was 4.06% during the six-month period ended June 30, 2005. Its total return based on market value price was 8.53% during those six months. The shares, which are quoted on the NYSE, closed at $16.02 at the end of the period, representing a discount of 9% to NAV. (Past performance is no guarantee of future results. Please see pages 14 through 15 for more complete performance information.)

Q:  What factors helped performance?

A:  Two key reasons for the fund's strong performance were our stock selections within the technology and the construction and engineering sectors. We will discuss each in turn:

Technology: Our emphasis on fast-growing companies that are well-positioned within their respective industries helped the fund's position in technology to outperform despite a potentially challenging investment backdrop. Top performers included the mid-cap Korean semi- conductor stock SFA Engineering Corp., which we identified as a company with quality niches, a rising market share and, at the time of the fund's initial purchase, a single-digit price-to-earnings ratio. Our favored holdings within technology include Kingboard Chemical Holdings Ltd., which makes the laminates used in personal computer motherboards, the Taiwanese semiconductor foundries such as AU Optronics Corp. and Taiwan Semiconductor Manufacturing Co., Ltd., and the semiconductor testing and packaging company Siliconware Precision Industries Co.

Construction and engineering: In this sector, the fund continued to benefit from its positions in companies with exposure to the booming market for liquid natural gas (LNG). Rising oil prices have led to the search for alternative energy supplies, and LNG companies have been among the beneficiaries. The fund continues to hold a position in Chiyoda Corp., a Japanese manufacturer of LNG plants. Chiyoda, which recently received the largest order in history from the Saudi Arabian government, continues to perform well as investors aggressively search for exposure to LNG stocks. Daewoo Shipbuilding and Marine Engineering Co., Ltd., which is one of the leading manufacturers of high-end LNG containers, also benefited from the growing investor interest in this area.

Q:  What were some notable detractors from performance?

A:  The key detractors were largely individual stocks. The fund's position in People's Food of China, a Singapore-based food manufacturer, declined as pricing pressures cut into the company's profits. The stock is no longer held in the portfolio. Another important detractor was that the fund did not own Petrochina, China's leading oil and gas producer. The stock performed very well during the first half of the year on the strength of rising energy prices, but the fund did not hold a position due to our belief that we can add more value through investments in smaller companies with less institutional following, such as Chiyoda. Precious Shipping PCL, a Thai company, was hurt by the broad decline in shipping rates worldwide. Although the downtrend in shipping rates rattled investors, we retained our position because our analysis showed that the company's pricing power remains intact. Additionally, even if the company does have to lower prices at some point, its high level of free cash flow should act as a cushion. We are therefore willing to ride out what we see as the stock's short-term weakness.

Q:  Have you made any important changes to the portfolio?

A:  In our December report to shareholders, we noted that we had increased the fund's weighting in technology stocks due to what we saw as their attractive valuation levels and high dividend yields. The tech sector as a whole did not perform particularly well during the first half of the year, but we continue to believe that investors are too pessimistic on the industry. We are encouraged by the strong performance of our stock picks within this group, and we will continue to look for opportunities to add to some of our favored names when market weakness presents the opportunity.

Believing that the move in basic materials stocks has played itself out, we continue to reduce the fund's weighting in this group. In our view, better investments are available in both LNG stocks and domestic consumption plays such as banks and brokerage stocks in Japan and Korea, and property companies such as China Vanke Co. Ltd., a developer that we believe should prosper as China's population gains wealth and becomes more urbanized. The fund also owns positions in Shangri-La Asia Ltd. and Hotel Leelaventure Ltd., hotel stocks that we believe will benefit from increased travel of Chinese and Indian citizens. We believe companies such as these represent a better risk/reward profile than many materials stocks, given the steady growth of the consumer sector and the declining prices of certain commodities. As a result, we have taken profits in materials stocks such as Newcrest Mining Ltd. and Rio Tinto PLC and steel stocks such as JFE Holdings Inc. of Japan. (As of June 30, 2005, the position in Rio Tinto PLC was sold.)

On a country basis, we continue to see opportunity in Thailand. A recent purchase was True Corp. PCL, a telecommunications provider that we anticipate will benefit from both regulatory changes and the fast-growing demand for wireless services in Asia.

Finally, it is important to note that we are continuing to look for opportunities among mid- and small-cap stocks. We are more comfortable investing in companies in which we believe we have an informational advantage, which is not always the case among the region's heavily-followed large-caps. Additionally, opportunities are more plentiful in these areas to find fast-growing, reasonably-valued stocks that have not yet been discovered by the market. An example that has performed well and that we continue to favor is Daegu Bank, a Korean regional bank that caters to mid- and small-sized enterprises. The stock offers strong earnings growth, a solid yield and, in our view, an attractive valuation. The fund's weighting in mid- and small-caps increased by about two percentage points during the period, bringing its total weighting in this area to approximately 35% of assets.

Q:  What is your broad view on the Asian markets?

A:  It is reasonable to expect that market performance will cool somewhat from its recent pace, given that Asian equities have performed so well in recent years. In addition, we remain mindful of potential risks, such as slower global growth, rising US interest rates, and the possible disruptions associated with a Chinese currency revaluation. Having said this, we believe the fundamental trends that are unfolding in the Asian economies represent important long-term changes that have only begun to play out. The Chinese growth story, the expansion of the middle class, and the rise of Asian companies onto the global stage all represent important multiyear trends. In short, we remain very optimistic on the long-term outlook for Asian equities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities:  The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., Scudder Global Commodities Stock Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Recent Events

On July 5, 2005, the Board of Directors approved terminating the Research and Advisory Agreement between DeIM and Deutsche Asset Management (Asia) Limited.

The Board of Directors also approved a proposal providing for the reorganization of the fund into Scudder Emerging Markets Fund ("Emerging Markets Fund"), which is a registered open-end investment company. The Board of Directors of the Emerging Markets Fund has approved in principle the proposed reorganization, and will conduct a final review of the transaction at its meeting in early August. The Board of Directors of the fund plans to submit the proposed reorganization to shareholders at the fund's annual shareholder meeting, currently expected to take place in October 2005. There can be no assurance that shareholders of the fund will approve the proposed reorganization.

Changes in Officers

On July 5, 2005, the Board of Directors elected Paul Schubert as Treasurer, replacing Charles A. Rizzo. Mr. Schubert also serves as the fund's Chief Financial Officer. The Board also elected Carole Coleman as Vice President and Secretary, replacing Bruce A. Rosenblum, and Scott McHugh as Assistant Treasurer, replacing Kevin Gay.

Changes in Directors' Retirement Dates

The fund expects that William H. Luers would continue as a Director until his term expires at the fund's 2005 annual meeting, and that Robert J. Callander, because of his responsibilities as Chairman of the Board, would continue as a Director until his term expires at the fund's 2006 annual meeting. The fund had indicated previously that both Directors were expected to retire in April 2005.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 31. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of Scudder New Asia Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the six months ended June 30, 2005, there were no fund shares repurchased by the fund pursuant to the share repurchase plan as described above.

Net Asset Value

The fund's NAV is available daily on our Web site at www.ScudderNewAsia.com or visit our Direct Link www.CEF.Scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's Market Value is also published in The New York Times and Barron's.

Investment Summary as of June 30, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.CEF.Scudder.com for the Fund's most recent performance.

Historical Information as of June 30, 2005
	Total Return (%) (e)
	Market Value (a)		Net Asset Value (a)		Index (b)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	6.59	—	1.56	—	1.57	—
One Year	26.24	26.24	20.42	20.42	17.17	17.17
Three Year	75.24	20.56	61.55	17.34	41.83	12.36
Five Year	32.89	5.85	6.91	1.35	-2.09	-.42
Ten Year	48.74	4.05	59.02	4.75	-13.90	-1.49
	Total Return (%)
	Index (c)		Index (d)
	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	4.38	—	-3.56	—
One Year	27.78	27.78	-1.48	-1.48
Three Year	60.28	17.03	22.98	7.14
Five Year	20.28	3.76	-28.71	-6.54
Ten Year	3.55	.35	-18.91	-2.07

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Per Share Information and Returns(a)
	Yearly periods ended June 30

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
Net Asset Value ($)	16.06	17.26	10.28	17.03	20.16	11.09	11.02	10.78	14.76	17.69
Income Dividends ($)	.02	.03	.15	—	—	—	—	—	.02	.07
Capital Gains Distributions ($)	.87	.37	.29	—	.61	2.04	—	—	—	—
Total Return (%)	5.70	10.85	-37.67	65.66	22.96	-33.40	-.63	-2.18	37.15	20.42

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

(b) A blend of 75% MSCI All-Country Asia Free ex Japan Index and 25% MSCI Japan Index as described below.

(c) The MSCI All-Country Asia Free ex Japan Index is an unmanaged, capitalization-weighted measure of stock markets in the Pacific region, excluding Japan. The index is calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates. The index assumes reinvestment of dividends.

(d) The MSCI Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan. The index is calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates. The index assumes reinvestment of dividends.

(e) Returns less than one year are not annualized.

Unlike Fund returns, index returns do not reflect any fees or expenses. It is not possible to invest directly in an index.

Portfolio Summary as of June 30, 2005

Asset Allocation	6/30/05	12/31/04

Common Stocks	97%	97%
Preferred Stocks	2%	2%
Exchange Traded Fund	—	1%
Cash Equivalents	1%	—
	100%	100%
Geographical Diversification (Excludes Cash Equivalents)	6/30/05	12/31/04

Korea	22%	20%
Japan	17%	18%
Taiwan	17%	16%
Hong Kong	14%	14%
China	7%	6%
India	6%	5%
Thailand	5%	5%
Malaysia	4%	4%
Indonesia	3%	3%
Other	5%	9%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	6/30/05	12/31/04

Financials	27%	28%
Information Technology	24%	20%
Industrials	19%	18%
Materials	10%	13%
Telecommunication Services	9%	8%
Consumer Discretionary	5%	7%
Energy	3%	2%
Consumer Staples	2%	2%
Utilities	1%	1%
Other	—	1%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2005 (26.8% of Net Assets)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	6.9%
2. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	3.3%
3. Chiyoda Corp. Maker of liquid national gas containers	2.7%
4. PT Telekomunikasi Indonesia "B" Provider of telecommunication services	2.5%
5. Daegu Bank Provider of commercial banking services	2.3%
6. Siliconware Precision Industries Co. Manufacturer of packaging for integrated credits	2.0%
7. AEON Mall Co., Ltd. Develops, manages and maintains large-scale shopping malls	1.9%
8. Mitsubishi Tokyo Financial Group, Inc. Provides a variety of financial and investment services	1.8%
9. Kingboard Chemical Holdings Ltd. Manufacturer of laminates, copper foil and glass fabric	1.7%
10. Midland Realty Holdings Ltd. Provider of residential property services	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Please call 1-800-349-4281.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 97.2%
Australia 1.3%
Newcrest Mining Ltd. (Cost $560,685)	157,588	2,079,298
Canada 0.7%
PetroKazakhstan, Inc. "A" (Cost $1,205,195)	27,800	1,016,924
China 7.1%
Beijing Capital International Airport Co., Ltd. "H"	1,698,000	673,312
Chen Hsong Holdings Ltd.	572,000	323,542
China Oilfield Services Ltd. "H"	3,381,800	1,232,775
China Petroleum & Chemical Corp. "H"	4,124,000	1,612,839
China Techfaith Wireless Communication Technology Ltd. (ADR)*	16,000	260,320
China Telecom Corp., Ltd. "H"	3,624,000	1,283,070
China Vanke Co., Ltd. "B"*	3,203,100	1,400,587
Ctrip.com International Ltd. (ADR)*	20,400	1,037,952
Foxconn International Holdings Ltd.*	1,688,000	1,266,394
Harbin Power Equipment Co., Ltd. "H"	2,781,300	1,042,997
Shanghai Electric Group Co., Ltd. "H"*	3,760,000	849,743
(Cost $9,361,786)		10,983,531
Hong Kong 13.9%
Cheung Kong Holdings Ltd.	204,000	1,972,225
China Mobile (Hong Kong) Ltd. (ADR)	44,600	829,114
China Resources Power Holdings Co., Ltd.	1,556,000	864,770
Citic Pacific Ltd.	257,000	749,798
Fountain Set Holdings Ltd.	1,431,300	734,456
Hong Kong Exchange & Clearing Ltd.	890,000	2,305,377
Hongkong Land Holdings Ltd.	646,000	1,799,748
Hutchison Whampoa Ltd.	286,000	2,570,471
Kingboard Chemical Holdings Ltd.	833,200	2,641,324
Li & Fung Ltd.	468,000	968,359
Midland Realty Holdings Ltd.	4,640,500	2,582,401
Shangri-La Asia Ltd.	942,000	1,455,180
Skyworth Digital Holdings Ltd.	3,878,700	434,239
Wing Hang Bank Ltd.	254,000	1,648,825
(Cost $16,792,421)		21,556,287
India 5.6%
Bharti Tele-Ventures Ltd.*	149,300	833,386
Dr. Reddy's Laboratories Ltd. (ADR)	28,400	480,528
Hotel Leelaventure Ltd.	133,299	573,717
Housing Development Finance Corp., Ltd.	49,900	1,012,958
Jet Airways (India) Ltd.*	17,200	499,547
Jindal South West Holdings Ltd.*	39,325	175,843
Jindal Vijaynagar Steel Ltd.	157,300	909,389
Reliance Industries Ltd.	125,400	1,850,374
Satyam Computer Services Ltd.	113,700	1,324,092
Sintex Industries Ltd.	86,480	1,028,205
(Cost $6,669,232)		8,688,039
Indonesia 2.4%
PT Telekomunikasi Indonesia (ADR)	50,100	1,044,585
PT Telekomunikasi Indonesia "B"	5,346,000	2,756,359
(Cost $2,048,350)		3,800,944
Japan 17.4%
AEON Mall Co., Ltd.	86,000	3,016,959
Chiyoda Corp.	345,000	4,235,462
Diamond City Co., Ltd.	26,000	860,304
eAccess Ltd.	750	500,459
JFE Holdings, Inc.	42,600	1,046,941
Kamigumi Co., Ltd.	138,000	1,060,617
KDDI Corp.	188	867,412
Matsui Securities Co., Ltd.	199,500	2,133,467
Mitsubishi Tokyo Financial Group, Inc.	330	2,785,643
Nissan Motor Co., Ltd.	69,000	679,256
Nitto Denko Corp.	25,000	1,421,998
Park24 Co., Ltd.	94,000	1,856,552
Sumitomo Corp.	309,000	2,461,453
Sumitomo Realty & Development Co., Ltd.	166,000	1,849,321
Taisei Corp.	197,000	662,601
Tosoh Corp.	361,000	1,489,256
(Cost $19,035,916)		26,927,701
Korea 19.7%
Daegu Bank	415,300	3,542,008
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	69,300	1,321,972
Entergisul Co., Ltd.	37,382	785,253
GS Holdings Corp.	60,900	1,431,175
Hyundai Mobis	26,100	1,746,526
Insun ENT Co., Ltd.	39,000	673,897
INTOPS Co., Ltd.	40,500	933,631
Korea Exchange Bank*	115,300	1,005,789
Korea Information Service, Inc.	80,100	1,534,828
KT&G Corp.	43,200	1,689,906
LG Card Co., Ltd.*	22,800	752,043
LG Electronics, Inc.	28,700	1,808,716
NEPES Corp.*	748	8,846
POSCO (ADR)	17,200	756,284
S-Oil Corp.	8,800	700,385
Samsung Electronics Co., Ltd.	19,880	9,418,996
Samsung SDI Co., Ltd.	8,010	747,759
SFA Engineering Corp.	35,750	920,633
Taegu Department Store Co., Ltd.	83,600	772,063
(Cost $18,336,075)		30,550,710
Malaysia 4.3%
Airasia Bhd.*	2,357,200	1,014,307
Commerce Asset-Holding Bhd.	1,442,000	1,914,968
Maxis Communications Bhd.	443,100	1,130,087
Resorts World Bhd.	485,300	1,211,447
SP Setia Bhd.	1,240,000	1,329,460
(Cost $6,905,826)		6,600,269
Philippines 2.1%
Manila Water Co.*	6,134,200	689,694
Philippine Long Distance Telephone Co. (ADR)*	70,500	2,048,025
SM Investments Corp.	110,950	505,187
(Cost $2,742,837)		3,242,906
Singapore 0.6%
Chartered Semiconductor Manufacturing Ltd. (ADR)* (Cost $848,642)	116,700	897,423
Taiwan 17.0%
AU Optronics Corp. (ADR)	79,700	1,350,118
Cathay Financial Holding Co., Ltd.	387,000	778,700
China Steel Corp.	874,800	881,213
CHIPBOND Technology Corp.	415,994	524,126
Chungwha Telecom Co., Ltd.	611,500	1,248,519
Formosa Chemicals & Fibre Corp.	599,000	1,159,234
Hon Hai Precision Industry Co., Ltd.	297,849	1,541,623
Hotai Motor Co., Ltd.	395,700	941,631
Hung Poo Real Estate Development Corp.	775,000	604,310
Mega Financial Holding Co., Ltd.	3,026,520	1,986,857
Princeton Technology Corp.	727,000	702,477
Siliconware Precision Industries Co.	3,147,400	3,079,235
Ta Chong Bank Ltd.*	3,791,982	1,179,816
Taiwan Semiconductor Manufacturing Co., Ltd.	2,933,733	5,069,333
Uni-President Enterprises Corp.	1,683,000	790,488
United Microelectronics Corp.*	2,632,000	1,902,659
XAC Automation Corp.	400,000	464,616
Yang Ming Marine Transport	764,000	680,676
Yuanta Core Pacific Securities Co.	2,089,926	1,540,325
(Cost $22,235,655)		26,425,956
Thailand 5.1%
Bangkok Bank PCL (Foreign Registered)	915,000	2,381,066
Precious Shipping PCL (Foreign Registered)	907,900	939,207
Thai Olefins PCL (Foreign Registered)	583,300	811,609
The Siam Cement PCL (Foreign Registered)	266,400	1,557,358
True Corp. PCL (Foreign Registered)*	8,521,000	2,144,425
(Cost $6,656,477)		7,833,665
Total Common Stocks (Cost $113,399,097)		150,603,653

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd.* (Cost $841)	91,000	57,380

Preferred Stocks 2.1%
Korea
Daishin Securities Co., Ltd.	209,100	2,003,704
Samsung Electronics Co., Ltd.	3,800	1,240,334
Total Preferred Stocks (Cost $2,055,536)		3,244,038

Rights 0.0%
Thailand
True Corp. PCL* (Cost $0)	299,999	0

Cash Equivalents 0.5%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $846,630)	846,630	846,630
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $116,302,104) (a)	99.8	154,751,701
Other Assets and Liabilities, Net	0.2	227,687
Net Assets	100.0	154,979,388

* Non-income producing security.

(a) The cost for federal income tax purposes was $117,613,651. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $37,138,050. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,749,094 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,611,044.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $115,455,474)	$ 153,905,071
Investment in Scudder Cash Management QP Trust (cost $846,630)	846,630
Total investments in securities, at value (cost $116,302,104)	154,751,701
Foreign currency, at value (cost $336,394)	333,370
Dividends receivable	378,122
Interest receivable	5,160
Foreign taxes recoverable	33,454
Other assets	4,618
Total assets	155,506,425
Liabilities
Deferred foreign taxes	122,115
Accrued management fee	147,827
Other accrued expenses and payables	257,095
Total liabilities	527,037
Net assets, at value	$ 154,979,388
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(553,824)
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $122,115)	38,327,482
Foreign currency related transactions	(4,897)
Accumulated net realized gain (loss)	3,091,327
Cost of 181,600 shares held in treasury	(1,526,821)
Paid-in capital	115,646,121
Net assets, at value	$ 154,979,388
Net Asset Value per share ($154,979,388 ÷ 8,759,833 outstanding shares of common stock, issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 17.69
Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $155,319)	$ 1,502,817
Interest — Scudder Cash Management QP Trust	15,614
Total Income	1,518,431
Expenses: Management fee	911,168
Services to shareholders	16,887
Custodian and accounting fees	181,247
Auditing	29,373
Legal	104,419
Directors' fees and expenses	52,064
Reports to shareholders	39,413
NYSE listing fee	9,917
Other	38,266
Total expenses, before expense reductions	1,382,754
Expense reductions	(509)
Total expenses, after expense reductions	1,382,245
Net investment income (loss)	136,186
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $61,064)	4,321,668
Foreign currency related transactions	(1,693)
4,319,975
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $15,184)	1,528,321
Foreign currency related transactions	(11,792)
1,516,529
Net gain (loss) on investment transactions	5,836,504
Net increase (decrease) in net assets resulting from operations	$ 5,972,690

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 136,186	$ 566,222
Net realized gain (loss) on investment transactions	4,319,975	24,277,259
Net unrealized appreciation (depreciation) during the period on investment transactions	1,516,529	(10,171,509)
Net increase (decrease) in net assets resulting from operations	5,972,690	14,671,972
Distributions to shareholders from: Net investment income	(613,188)	(192,716)
Increase (decrease) in net assets	5,359,502	14,479,256
Net assets at beginning of period	149,619,886	135,140,630
Net assets at end of period (including accumulated distributions in excess of net investment income of $553,824 and $76,822, respectively)	$ 154,979,388	$ 149,619,886
Other Information
Shares outstanding at beginning of period	8,759,833	8,759,833
Shares repurchased	—	—
Shares outstanding at end of period	8,759,833	8,759,833

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000
Per Share Operating Performance
Net asset value, beginning of period	$ 17.08	$ 15.43	$ 9.42	$ 10.43	$ 12.26	$ 24.09
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.06	.03	(.07)	(.04)	(.19)
Net realized and unrealized gain (loss) on investment transactions	.66	1.61	5.95	(.94)	(1.70)	(9.08)
Total from investment operations	.68	1.67	5.98	(1.01)	(1.74)	(9.27)
Less distributions from: Net investment income	(.07)	(.02)	—	—	—	—
Net realized gains on investment transactions	—	—	—	—	(.09)	(2.56)
Total distributions	(.07)	(.02)	—	—	(.09)	(2.56)
NAV accretion resulting from repurchases of shares at value	—	—	.03	—	—	—
Net asset value, end of period	$ 17.69	$ 17.08	$ 15.43	$ 9.42	$ 10.43	$ 12.26
Market value, end of period	$ 16.02	$ 14.83	$ 14.33	$ 7.71	$ 8.46	$ 9.31
Total Return
Based on net asset value (%)[c]	4.06**	10.81	63.80	(9.68)	(14.17)	(36.57)
Based on share market value (%)[c]	8.53**	3.66	85.86	(8.87)	(8.32)	(41.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	155	150	135	84	93	108
Ratio of expenses (%)	1.82*	1.81	2.04	1.99	1.89	1.68
Ratio of net investment income (loss) (%)	.18*	.42	.28	(.70)	(.35)	(.95)
Portfolio turnover rate (%)	46*	92	80	101	161	121

a For the six months ended June 30, 2005 (Unaudited).

b Based on average shares outstanding during the period.

c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder New Asia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $574,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010 ($574,000), the expiration date, whichever occur first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends and related withholding taxes, if applicable, from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $34,367,976 and $35,900,586, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly is equal to an annual rate of 1.25% of the first $75,000,000 of the Fund's average weekly net assets, 1.15% of the next $125,000,000 of such net assets and 1.10% of such net assets in excess of $200,000,000. Accordingly, for the six months ended June 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.20% of the Fund's average weekly net assets. Deutsche Asset Management (Asia) Limited ("DeAM Asia"), also a wholly owned subsidiary of Deutsche Bank AG, served as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2005, the amount charged to the Fund by SISC aggregated $8,100, of which $4,050 is unpaid.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the six months ended June 30, 2005, the amount charged to the Fund by SSC aggregated $7,500, of which $5,000 is unpaid.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the six months ended June 30, 2005, the amount charged to the Fund by SFAC aggregated $54,285, of which $10,013 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended June 30, 2005, the Manager agreed to reimburse the Fund $509, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

G. Fund Merger

On July 5, 2005, the Board of Directors also approved a proposal providing for the reorganization of the fund into Scudder Emerging Markets Fund ("Emerging Markets Fund"), which is a registered open-end investment company. The Board of Directors of the Emerging Markets Fund has approved in principle the proposed reorganization, and will conduct a final review of the transaction at its meeting in early August. The Board of Directors of the fund plans to submit the proposed reorganization to shareholders at the fund's annual shareholder meeting, currently expected to take place in October 2005. There can be no assurance that shareholders of the fund will approve the proposed reorganization.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Scudder New Asia Fund

Item 9 of Form N-CSR - Repurchase Disclosure

--------------------------------------------------------------------------------

                                                        (c)           (d)
                                                        Total         Maximum
                                                        Number of     Number of
                                                        Shares        Shares
                               (a)          (b)         Purchased     that May
                               Total        Average     as Part of    Yet Be
                               Number       Price       Publicly      Purchased
                               of           Paid        Announced     Under the
                               Shares       per         Plans or      Plans or
Period                         Purchased    Share       Programs      Programs
--------------------------------------------------------------------------------

January 1 through January 31      0          $0            n/a           n/a
February 1 through February 28    0          $0            n/a           n/a
March 1 through March 31          0          $0            n/a           n/a
April 1 through April 30          0          $0            n/a           n/a
May 1 through May 31              0          $0            n/a           n/a
June 1 through June 30            0          $0            n/a           n/a

--------------------------------------------------------------------------------
Total                             0          $0            n/a           n/a
--------------------------------------------------------------------------------

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder New Asia Fund, Inc.

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder New Asia Fund, Inc.

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 23, 2005